DISCONTINUED OPERATIONS	3 Months Ended
Mar. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
4. DISCONTINUED OPERATIONS

On December 1, 2014, the Company signed an Asset Purchase Agreement with Recipharm for the divestiture of its development and manufacturing facility located in Pessac, France.

The assets included in the divestiture were tangible equipment, furniture and fixtures, inventories and all intellectual property rights relating to the operation and technological know-how necessary in manufacturing the products that are produced in the facility and the assignment to Recipharm of all employees, customer contracts and liabilities which primarily relate to agreements of the Company with GlaxoSmithKline (“GSK”) for the manufacture and sale of Coreg CR®. Coreg CR® was Flamel’s lead product using the Micropump drug delivery platform that was developed with GSK and has been approved and sold in the US since 2007. The semi-finished product is manufactured in the Pessac Facility. The contracts assigned to Recipharm exclude the Amended 2003 License Agreement and 2004 License Agreement (collectively “License Agreements”) between Flamel and GSK for the development of Coreg CR®. However, the royalties to be earned by Flamel from the sales of Coreg CR® were transferred to Recipharm as part of the Asset Purchase Agreement. All costs and future revenues relating to the manufacture and sale of Coreg CR® were transferred to Recipharm.

Royalties from Coreg CR® sales amounted to $1.8 million in the first quarter of 2014. Revenues from sales of Coreg CR® microparticles to GSK amounted to $1.98 million in the first quarter of 2014. Revenues from research revenues with undisclosed partners amounted to $0.8 million in the first quarter of 2014.

The aggregate consideration paid for the acquired assets and business was $13.2 million, plus the value of acquired inventory determined using inventory valuation methodology as defined by the two parties. All cash and receivables pertaining to Pessac Facility business prior to the sale were retained by Flamel. A contribution of $0.7 million was made to finance potential future retirement indemnities payable on transferred employees. The business was accounted for as a discontinued operation in the fourth quarter of 2014 and, therefore, the operating results of our Pessac Facility business were included in Discontinued Operations for the three-month period ended March 31, 2014.

In connection with the Asset Purchase Agreement, the Company entered into a Master Agreement on Supply and Services of Products (“MSA”). Recipharm will provide various services in the domain of R&D and manufacture of pharmaceutical products for an initial non-cancellable period of five years for a minimum amount of services per year and for a cumulative total of $22.5 million. Over the initial term, any services to be provided to Flamel by Recipharm shall include internal and external costs incurred by Recipharm plus 20%, which has been determined to be fair value for such services. As of March 31, 2015 for the quarter ended, these services amounted to $1.3 million

Summary results of operations for the Pessac business for the three months ended March 31, 2014 were as follows:

Three months
ended March, 31
In thousands of U.S. Dollars	2014

Revenues	$4,597
Income (loss) from operations	229
Interest Expense	(1)
Income taxes	(5)
Income (loss) from discontinued operations, net of tax	$223